March 1, 2005

VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549
Re:	Seasons Series Trust (the "Registrant") Registration File Nos. 333-08653 and 811-07725 CIK No. 0001003239 Small Cap Portfolio

Dear Sir or Madam:

            As counsel to the Registrant, I am transmitting for filing the preliminary information statement ("Information Statement") for the Registrant under Section 14 of the Securities Act of 1934, as amended, concurrently with this letter. Your comments and responses to those comments are set forth below.
1.

Advisory Fees (Page 2, paragraph3). Confirm the advisory fees retained by the adviser of the Small Cap Portfolio. In addition, include in this paragraph, a statement that the adviser will retain more of its advisory fee due to lower subadvisory fee rate.

Response: We have revised the advisory fees retained by the adviser (0.66% or $401,543). We have included a statement that the adviser will retain a greater portion of its advisory fee.
2.	Subadvisory Fees. Include in your discussion of subadvisory fees, the subadvisory fee rates and amounts paid to each subadviser.

Response: Wehave included the amounts and effective subadvisory fee rates paid to Lord Abbett and AIG Global Investment Corp. for the Registrant's last fiscal year ended March 31, 2004. In addition, we included the subadvsiory fees that would have been paid to Salomon had it served as the subadviser to the Small Cap Portfolio for such period.

3.

Board Considerations, Expense Information. Explain how the statement that the Board considered that the adviser was subsidizing the Portfolio (with waivers, caps or reimbursements) to reduce Portfolio expenses supports the Board's approval of the subadvisory fee rate.

Response: We have deleted the referenced statement as we believe this part of the Board's consideration was with respect to its consideration and approval of the advisory agreement, and not the subadvisory agreement.

            The Registrant acknowledges that: (a) it is responsible for the adequacy and accuracy of the disclosure in the Information Statement; (b) the Commission's comments and changes to the disclosure in the Information Statement made in response to the Commission's comments do not foreclose the Commission from taking any action with respect to the Information Statement; and (c) it may not assert the Commission's comments or responses to the Commission's comments to the Information Statement as a defense in any proceeding initiated by the Commission or any person pursuant to U.S. federal securities laws.

            Please call me at (713) 831-3299 or Nori Gabert at (713) 831-5165 with any comments or questions.

Very truly yours,

/s/ MARK MATTHES

Mark Matthes